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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 13, 2005 (May 9, 2005)
                                                 -------------------------------

                              Bob Evans Farms, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                       0-1667                 31-4421866
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


     3776 South High Street, Columbus, Ohio                         43207
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   (Address of principal executive offices)                       (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Compensation Program for Directors for the Fiscal Year Beginning April 30, 2005

         On May 9, 2005, upon the recommendation of the Compensation Committee, the Board of Directors (the "Board") of Bob Evans Farms, Inc. (the "Company") approved a compensation program for directors (the "Director Compensation Program") effective beginning with the Company's fiscal year which began on April 30, 2005 ("Fiscal 2006"). The Director Compensation Program is identical to last year's compensation program for directors, except that the number of shares subject to the annual stock option has been reduced by 25% (as explained below).

         Retainers

         Under the Director Compensation Program, directors who are employed by the Company or one of its subsidiaries ("Employee Directors") will each be paid an annual cash retainer of $14,400 and directors who are not employed by the Company or one of its subsidiaries ("Non-Employee Directors") will each be paid an annual cash retainer of $24,000. Additionally, the Board's Lead Independent Director (Robert E. H. Rabold) will receive a monthly retainer of $750. Each Non-Employee Director will also be granted shares of the Company's common stock with a value of $27,000 on the date of the June meeting of the Compensation Committee. These shares will be awarded out of and in accordance with the Company's First Amended and Restated 1998 Stock Option and Incentive Plan (or, for fiscal years after Fiscal 2006, any subsequent equity compensation plan approved by the Company's stockholders).

         Board and Committee Meeting Fees

         The Director Compensation Program provides that each Non-Employee Director will be paid $1,500 for each Board meeting attended. Employee Directors do not receive any fees for attending Board meetings.

         Non-Employee Directors serving as members of Board committees will be paid $750 for each meeting attended, except that members of the Audit Committee and the Compensation Committee will be paid $1,500 and $1,250, respectively, for each committee meeting attended. Non-Employee Directors serving as the chair of a Board committee will be paid $1,000 for each meeting attended, except that the Chair of the Audit Committee and the Compensation Committee will be paid $2,500 and $2,000, respectively, for each committee meeting attended.

         Annual Stock Option

         The Director Compensation Program provides that each non-employee director will be granted a non-qualified stock option under the Company's First Amended and Restated 1998 Stock Option and Incentive Plan (or, for fiscal years after Fiscal 2006, any subsequent equity compensation plan approved by the Company's stockholders). The number of shares subject to each option will be determined pursuant to the Black-Scholes model applied to the value of $12,750. This figure represents a 25% reduction in the number of shares subject to the stock options granted to the Non-Employee Directors for the last fiscal year.

         Other Benefits

         The Company will maintain a $50,000 life insurance policy for each Non-Employee Director. Non-Employee Directors may participate in the Company's group healthcare plan at employee cost levels. The Company will also reimburse Non-Employee Directors for out-of-pocket expenses associated with travel to and from meetings of the Board and its committees.



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         The foregoing summary of the Director Compensation Program is not complete and is qualified in its entirety to the Director Compensation Program which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Adoption of Performance Incentive Plan

         On May 9, 2005, the Compensation Committee approved a new Performance Incentive Plan (the "Performance Incentive Plan") for the executive officers and senior management of the Company and its subsidiaries.

          The Performance Incentive Plan was developed by the Compensation Committee with the assistance of a nationally recognized consulting firm who, among other things, benchmarked compensation practices of companies in the Company's peer group and advised the Compensation Committee on appropriate compensation guidelines.

         Awards under the Performance Incentive Plan consist of stock options, restricted stock awards and cash bonuses. The Compensation Committee has established two categories of participants in the Performance Incentive Plan. "Tier 1" participants include the Company's Chief Executive Officer and its four other most highly compensated executive officers (the "Named Executive Officers"). "Tier 2" participants include the Company's other executive officers and senior management (i.e., all employees categorized in grades M07 through M11).

         Tier 1 Participants

         The amount of incentive compensation that a Named Executive Officer can receive under the Performance Incentive Plan is equal to a multiple of the Named Executive Officer's annual base salary established by the Compensation Committee (the "Base Salary Multiple"). The amount obtained by multiplying the Named Executive Officer's annual base salary by the Base Salary Multiple is the Named Executive Officer's "Target Incentive Compensation." Incentive compensation under the Performance Incentive Plan is payable to the Named Executive Officers in the form of stock options and restricted stock as described below.

         Once the Named Executive Officer's Target Incentive Compensation is determined, the Named Executive officer will automatically receive a grant of stock options with a value equal to 25% of that amount as incentive compensation. The remaining 75% of each Named Executive Officer's Target Incentive Compensation is at-risk and will be awarded in the form of restricted stock only if specific performance goals established by the Compensation Committee are achieved (e.g., specific earnings per share and operating income amounts for designated business units). If the performance goals are partially achieved, the Named Executive Officer may receive part of the at-risk portion of his Target Incentive Compensation. The Compensation Committee will establish a minimum threshold performance level (in most cases, 80% of the target performance goals) that must be met in order for the Named Executive Officer to receive any part of the at-risk portion of his Target Incentive Compensation. If the performance goals are exceeded, the Named Executive Officer will receive up to 150% of the at-risk portion of his Target Incentive Compensation, depending on the amount by which the performance goals were exceeded.

         For Fiscal 2006, the Compensation Committee has established the following Base Salary Multiples and performance goals for each of the Named Executive Officers:


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
                                                Base Salary
                Name and Title                    Multiple                 Performance Goals
                --------------                  -----------                -----------------
Stewart K. Owens                                    250%         Earnings per share of the Company
     Chairman, Chief Executive Officer,
     President and Chief Operating Officer

Donald J. Radkoski                                  105%         Earnings per share of the Company
     Chief Financial Officer, Treasurer and
     Secretary

Roger D. Williams                                   105%         Earnings per share of the Company (25%)
     Executive Vice President - Food Products                    Operating income of the Company's Food
                                                                 Products segment (75%)

Randall L. Hicks                                     75%         Earnings per share of the Company (25%)
      Executive Vice President - Restaurant                      Operating income of Bob Evans restaurants (75%)
     Operations

Russell W. Bendel                                    75%         Operating income of SWH Corporation (Mimi's Cafe
     Chief Executive Officer - SWH Corporation                   restaurants)
     d/b/a Mimi's Cafe

          Tier 2 Participants

          The total amount of incentive compensation that a Tier 2 participant can receive under the Performance Incentive Plan is equal to a multiple of the Tier 2 participant's annual base salary. Each Tier 2 participant's base salary multiple will be established by the appropriate Named Executive Officers, except that the Compensation Committee will establish the base salary multiple for Tier 2 participants who are executive officers.

         All incentive compensation for Tier 2 participants is at-risk based on the achievement of performance goals established by the Compensation Committee. For Fiscal 2006, the Compensation Committee has established earnings per share as the performance goal for all Tier 2 corporate support employees and business unit operating income as the performance goal for Tier 2 participants whose job responsibilities are primarily related to a particular business unit (e.g., Bob Evans and Owens Country Sausage combined food products, Bob Evans food products, Bob Evans restaurants, Owens food products, Mimi's Cafe restaurants, etc.). If a Tier 2 participant's performance goal is achieved, the Tier 2 participant will receive 100% of his or her target incentive compensation. If the performance goal is partially achieved, the Tier 2 participant may receive a portion of his or her target incentive compensation. The Compensation Committee will establish a minimum threshold performance level (e.g. 60% of the target performance goal) that must be met in order for any incentive compensation to be awarded. If the performance goal is exceeded, the Tier 2 participant will receive up to 150% of his or her target incentive compensation, depending on the amount by which the performance goal was exceeded.

         Tier 2 participants will receive one-half of their incentive compensation under the Performance Incentive Plan in the form of cash and the remaining one-half in the form of restricted stock.



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         General

         All incentive compensation awards under the Performance Incentive Plan will vest over a period of three (3) years beginning on the first anniversary of the date the award was made. The exercise price of stock options and the grant price of restricted stock awards made under the Performance Incentive Plan will be equal to the closing price of the Company's common stock on the Nasdaq National Market on the date the stock options and restricted stock awards are made. All awards of stock options and restricted stock will be granted under the Company's First Amended and Restated 1998 Stock Option and Incentive Plan (or, for fiscal years after Fiscal 2006, any subsequent employee compensation plan approved by the Company's stockholders).

         The Performance Incentive Plan is effective beginning with Fiscal 2006. The Compensation Committee may amend or terminate the Performance Incentive Plan at any time.

         The foregoing description of the Performance Incentive Plan is not complete and is qualified in its entirety to the summary of the Performance Incentive Plan which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

 Other Compensation Matters

         The Company did not have an incentive compensation program or cash bonus plan in place for the executive officers for the fiscal year ended April 29, 2005 ("Fiscal 2005"). Instead, the Compensation Committee discussed the performance of the Company and its executive officers throughout Fiscal 2005 and deferred any decisions regarding the award of stock options, restricted stock, cash bonuses or other awards in respect of Fiscal 2005 performance until the conclusion of Fiscal 2005. Accordingly, the Compensation Committee will consider the award, if any, of stock options, restricted stock, cash bonuses and other awards in respect of Fiscal 2005 performance at its June 2005 meeting when the Compensation Committee will have a full understanding of Fiscal 2005 performance.

         At the June 2005 meeting, the Compensation Committee will also determine the base salaries of the Company's executive officers for Fiscal 2006. Any changes to the executive officers' base salaries will be effective retroactively as of the beginning of Fiscal 2006 (April 30, 2005). The Compensation Committee will also consider a cash bonus plan for the executive officers in respect of Fiscal 2006 performance at the June 2005 meeting.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired - Not Applicable

         (b) Pro Form Financial Information - Not applicable

         (c) Exhibits:

             The following exhibits are included pursuant to Item 1.01. Entry into a Material Definitive Agreement of Form 8-K:

             10.1 Bob Evans Farms, Inc. Compensation Program for Directors Approved May 9, 2005 and Effective Beginning with the 2006 Fiscal Year

             10.2 Summary of Bob Evans Farms, Inc. Performance Incentive Plan for the Fiscal Year Beginning April 30, 2005


   [Remainder of page intentionally left blank; signature on following page.]



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOB EVANS FARMS, INC.


Dated:  May 13, 2005                    By: /s/ Donald J. Radkoski
                                           ---------------------------------
                                           Donald J. Radkoski
                                           Chief Financial Officer, Treasurer
                                           and Secretary




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated May 13, 2005

      Exhibit No.                    Description
      -----------                    -----------

         10.1 Bob Evans Farms, Inc. Compensation Program for Directors Approved May 9, 2005 and Effective Beginning with the 2006 Fiscal Year

         10.2 Summary of Bob Evans Farms, Inc. Performance Incentive Plan for the Fiscal Year Beginning April 30, 2005